PSEG Public Service Enterprise Group 2011 EEI Financial Conference November 6-9, 2011 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “will”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last two slides in this presentation include a list of items excluded from
Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – Defining the Future Ralph Izzo Chairman, President and Chief Executive Officer Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG
Advantage:
Right platform to deliver
value to customers and investors…
Electric & Gas Delivery
and Transmission
Regional Wholesale Energy
Renewable Investments
…with a track record for safeguarding shareholder interests.
$17.3B Market Cap*
$29.9B Assets**
*Market capitalization as of October 31, 2011; asset value as of September 30, 2011.
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.2 billion
investment program
through 2013
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities

PSEG Advantage:  Asset mix, strong
operations…
Reliability One Award
winner for Mid-Atlantic
Region – 9 year in a row
Regulatory agreements
and cost control provide
opportunity for improved
returns
Investment program
focused on growth and
providing customers with
clean, reliable energy
PSEG Power PSE&G
…with balance sheet to support growth.
Asset mix
Strong platform open to
improvement in the market
Well-run, low-cost
generating fleet combined
with fuel flexibility
supports margins
Hedging strategy mitigates
near-term risk
Major environmental
compliance capital
program completed
Actively working to defend
competitive power markets
Reducing risk
Building a platform for
renewables and investing
through PPA-supported
projects
International lease
investments terminated
Resources carefully
monitoring remaining
traditional leases and
other investments
PSEG Energy Holdings
th

Year to Date Operating Earnings –
by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power $  710    $  879 $  1.40 $  1.73
PSE&G 422 347 0.83 0.69
PSEG Energy Holdings 6 43 0.01 0.09
Enterprise 14 12 0.03 0.02
Operating Earnings* $  1,152 $  1,281   $  2.27 $  2.53
Nine months ended September 30
* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2.53
(0.33)
0.14
(0.08)
0.01
$2.27
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
PSEG EPS Reconciliation – YTD 2011 versus
YTD 2010
Nine Months
Ended 9/30/2011
Operating
Earnings*
Nine Months
Ended 9/30/2010
Operating
Earnings*
Interest Lower Pricing (0.22)
Lower Generating
Volumes (0.03)
Migration (0.02)
Coal
Optimization 0.06
O&M (0.06)
D&A and
Interest (0.06)
WPT 0.02
Other (0.02)
PSEG Power
Margins:
Rate Relief 0.04
Transmission 0.03
Renewables,
Capital Stimulus
and Other 0.06
O&M 0.04
Weather 0.03
D&A (0.03)
Taxes (0.02)
Other (0.01)
PSE&G
PSEG Energy
Holdings
Enterprise
Absence
of Gain on
Lease Sales
and
Impairments (0.04)
ES&P
Investment
Write-off  (0.01)
Other (0.03)
* See page 62 for Items excluded from Net Income to reconcile to Operating Earnings.

Outlook for 2011 Operating Earnings
at Upper End of Range
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*
* See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
Strong 9-month results support full-year 2011 EPS at upper end of guidance.
$2.27
Operating
EPS
YTD
Actual

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2010 2011E 2012E 2013E
O&M
PSEG Consolidated O&M
(1)
CAGR (’10-’13) = 1-2%
(1) Excludes O&M related to PSE&G clauses.  E: Estimate.  CAGR:  Compound annual growth rate.
Focus on expense management…
…expected to limit CAGR in O&M, including pension, to 1-2%.

PSEG Consolidated Debt / Capitalization
(1) Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
2009 2010 9/30/2011
Equity
Debt
(1)
Preferred
Stock
Debt 7,311 7,812 7,925
Preferred Stock 80 0 0
Common Shareholders Equity 8,788 9,633 10,159
Debt plus Equity 16,179 17,445 18,084
Debt Ratio 45.2% 44.8% 43.8%
(in $Millions)

Growth
$4.72 B
69%
Maintenance
$2.13 B
31%
PSEG’s consolidated capital spending
is focused on growth
Parent SC
$0.07 B
1%
Power
$1.50 B
  22%
PSE&G
$5.24 B
  76%
Holdings
$0.04 B
1%
PSEG 2011-2013E Capital Spending
$6.85 Billion*
by Subsidiary
PSEG 2011-2013E Capital Spending
$6.85 Billion*
Growth vs. Maintenance Spend
*E: Estimate
.

$1.08 $1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.00
$1.25
$1.50
13
PSEG Dividend – a major source of return
to shareholders …
PSEG Annual Common Dividend Per Share 2001-2011E
… with a 104-year track record.

PSEG Advantage
Well-run, low-cost
generating platform
open to improvement
in power markets
Solid operating
performance,
regulatory agreements,
and cost control
enhance ability of
utility to earn
authorized returns
Financial Strength
Operational Excellence
Balance sheet
strength, combined
with the flexibility
and liquidity to
finance growth
opportunities
Our $6.9 billion capital
investment program
for 2011-2013 is
oriented to growth
400 MW of new
peaking capacity in
New Jersey and
Connecticut for 2012
Major environmental
compliance capital
program completed
Disciplined Investment

PSEG Power – Review and Outlook

Low-cost portfolio
Fuel flexibility
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Market knowledge and experience to
maximize the value of our assets
Nuclear plants re-licensed
Multiple emission controls installed
… and is well-positioned to respond to EPA regulations.
18% 45%
8%
Fuel Diversity*
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 56,727
52%
19%
28%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,538
27%
9%
* Twelve months ended December 31, 2010.
Power has focused on optimizing its assets in a
dynamic environment…

17 ... and the fleet achieved record generation levels in 2010. Power’s Northeast assets are located in attractive markets near load centers...

… while maintaining fuel optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Peaking units Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2 Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer 1, 2 Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

19 19
-$10
$0
$10
$20
$30
$40
$50
$0
$10
$20
$30
$40
$50
$60
$70
2005 2006 2007 2008 2009 2010 2011 2012 2013
Annual Average Historical Monthly Forecast
Note: Forward prices as of October 2011.
PJM Western Hub Spark Spread (On-Peak – Henry Hub x 7.5 Heat Rate)
PJM Western Hub Dark Spread (RTC – Central Appalachian Coal x 10 Heat Rate)
… while forward dark spreads have remained low.
Forward spark spreads have increased significantly
from earlier this year…

Power’s fleet benefits from fuel mix and
dispatch flexibility …
Coal/Gas fuel mix has changed to ~40/60 due to gas commodity pricing vs coal.
52%
42% 42%
39%
48%
58% 58%
61%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 July YTD
Coal Gas CC

st
st

11.1
3.1
0.6
2.1
1.0
0.9
3.0
0.7 0.7
0.6
0.7
0.6 0.6 0.6
0.7
2004 2005 2006 2007 2008 2009 2010 2011 E
24.7
27.3
29.1
28.4
29.3
30.3
29.6
30.0
2004 2005 2006 2007 2008 2009 2010 2011 E
79.0
85.0
97.097.0
94.0
91.7
99.098.0
93.9
90.3
96.0 96.0 96.0 97.0 98.5
2004 2005 2006 2007 2008 2009 2010 2011 E**
Salem Unit 2 set a new all time generation
record
Five year average generation was 29 GWh
Salem 1 transformer forced outage in 2010
impacted forced loss rate by ~ 60%
… as we maintain our drive for excellence.
INPO Index ( )
NJ Units
1 Quartile
NJ Units
* Total PS share nuclear generation **Index revised Jan 2011; average scores 4-7 points lower
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
Our nuclear performance has improved…
1    Quartile

Power’s coal fleet has seen significant
efficiency improvements…
14
15
15
13 13
9
11
9
0
2
4
6
8
10
12
14
16
18
2004 2005 2006 2007 2008 2009 2010 2011 E
10.3
11.1
11.3
7.9
8.4
4.8
4.2
3.8
0
2
4
6
8
10
12
2004 2005 2006 2007 2008 2009 2010 2011 E
1.11
1.12
1.01
0.91
0.96
0.83
0.4
0.34 0.34
0.29
0.20
0.21
0.19
0.17
0.13
0.17
0
0.2
0.4
0.6
0.8
1
1.2
2004 2005 2006 2007 2008 2009 2010 2011 E
Market conditions were beneficial to
increased output in 2010
Forced outage rate continues to improve
Environmental footprint upgraded with BET
BET coal flexibility
… as back-end technology investment has prepared us for the future.
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NO
x
Rates ( )
(lb/mmbtu)
SO2
NO
x

Power’s combined cycle fleet benefits from
operating enhancements…
5
4
8
10
12
13
15 15
0
2
4
6
8
10
12
14
16
2004 2005 2006 2007 2008 2009 2010 2011 E
3.4
7
3.4
2.5
1.6
1.5
1.2
0.46
0
1
2
3
4
5
6
7
8
2004 2005 2006 2007 2008 2009 2010 2011 E
8079
7847
7928
7768
7810
7691
7533
7514
7200
7300
7400
7500
7600
7700
7800
7900
8000
8100
8200
2004 2005 2006 2007 2008 2009 2010 2011 E
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2010
Continued improvement in forced outage
rate
Benefiting from heat rate improvement
program
…and continues to react to market dynamics.
All data excludes Texas

13
17
23
19
13
14
15
12
2004 2005 2006 2007 2008 2009 2010 2011 E
85
86
76
77
91
92
95
98
2004 2005 2006 2007 2008 2009 2010 2011 E
Consistent record of start success
provides opportunities in ancillary and
real time markets
Adds flexibility in serving load and
managing the needs of a diverse market
environment
Approximately 8,400 starts during 2010
HEDD* is anticipated to reduce fleet size
… and provides the ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9
99.3
98.3
99.7
2004 2005 2006 2007 2008 2009 2010 2011 E
Our peaking fleet rounds out a diverse
generation portfolio…
*High Electric Demand Day (HEDD): New Jersey NO
x
regulation.

Source: MJ Bradley, PSEG
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
316(b)
Compliance with Federal GHG Reporting Rule
Compliance with PSD/BACT and Title V Applies to GHG Emissions from New and Modified Sources
Compliance with Utility MACT Pre-Compliance  Period
Develop Utility
MACT
Develop
Transport
Rule
Interim CAIR
Phase-in of CCR Regulations
Develop Coal Combustion
Residuals Rule
Develop 316(b)
Regulations
Revised Ozone NAAQS may require further NO
x
reductions
Phase-In of 316b Regulations by 2020
Compliance with GHG NSPS
Develop GHG NSPS
…to meet EPA environmental regulations.
Today
Compliance with Cross-State Air Pollution Rule
Power is well-positioned under numerous
outcomes…

…with Power generally well-positioned for the relative near term.
PSEG Power’s Position
Hazardous Air
Pollutants (HAPs)
• Fleet generally well-positioned on Hg, Particulate Matter, and HCl
• Comprehensive coal controls in place  (SCR planned at Conemaugh)
Criteria Pollutants
(CSAPR)
• Fleet well-positioned on NO
x
and SO2
Greenhouse Gases
(GHG)
• Limited exposure to GHG BACT requirements
• Potentially benefit from NSPS with trading
Coal Combustion
Residuals
• Dry ash systems in use at Power’s coal units
• Coal ash and scrubber waste tested as non-hazardous
316(b) Cooling Water
Regulations
• Share general industry exposure
• Over $150M in estuary enhancement program at Salem
• Potential capital spend exposure
EPA air requirements are expected to influence markets
Uplift to market prices expected as a result of retirements, derates, higher variable
O&M costs, and/or higher emission allowance prices
The potential impacts to Power vary…

Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone (PA)
Bridgeport (CT)
Conemaugh (PA)
NO
x
SCR
SCR SCR
Low NO
x
Burners
SCR
2014
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber & SCR,
ESP
Baghouse &
Activated Carbon
Scrubber & SCR,
ESP
Capital Spend Planned No Additional Capital Spend Planned
Power’s investment program to mitigate air
pollutants…
…has placed it in good position to meet anticipated regulatory requirements.

Source: EPA (2009), EIA (2009), and PSEG Projections
PSEG Projected NO
x
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Conemaugh
Hudson
Bridgeport
Mercer   Keystone
NO
x
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2
Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2009 400 U.S. Coal Plants
Hudson
…leaving Power’s coal fleet among the cleanest in the country.
PSEG Power’s environmental program has
resulted in dramatically lower emissions…

The NJ DEP is considering an extension to the
permits of water-injected HEDD units in the
state…
PSEG
2,787
Others
1,482
RMR ends in 2011
Conversion to Gas
*Replacing 200 MW with 270 MW of new peaking in 2012 at Kearny.
Retire May 2015 or
extend to 2017
New Jersey HEDD Capacity
ICAP MW
PSEG Power HEDD Capacity
ICAP MW
… which will affect the timing of retiring these units.
Water-
injected,
1,408
Uncontrolled
571*
Sewaren 1-4
453
Hudson 1
355

…through a balanced, portfolio hedging strategy.
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and contracting using other products to secure pricing over a 2-3 year forward horizon
Forward prices, spark spreads, and heat rates have improved in 2011, benefiting companies with the right assets in the right locations
BGS continues to be an important part of our hedging strategy
Three year nature of BGS provides reduced volatility for customers and generation providers
Impact of migration on margin in 2011 has diminished with decline in headroom
PSEG Power, as part of P3, is an active participant in market discussions challenging subsidized pricing
Power’s fleet is economically optimized…

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Note: BGS prices reflect PSE&G Zone
2003 2004 2005 2006 2007 2008 2009 2010 2011
$55.59
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30
Through Power’s participation in each of the
BGS auctions…
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green

…with 2011’s margin affected by weather and improved market prices.
• Migration has grown steadily from 2009 – 2011
–
Market prices have been below BGS prices
–
Retail penetration has expanded to include residential customers
–
Approximate average migration of ~10% in 2009; ~24% in 2010; and
forecasted to be 32% to 33% in 2011, assuming 33% to 35% at year-end
• Power margin is a direct function of headroom (the difference between the market price of power versus the average price paid by customers under the BGS rate)
• Headroom has varied by year
–
2009 headroom was high as mild weather resulted in low market prices
–
2010 headroom was low as extreme weather resulted in high market prices
–
2011 headroom affected by higher market pricing
–
Retail providers are more likely to promote switching if headroom is seen as sustainable
Migration and headroom are a function of
market and BGS price differentials…

Hedging Update…
… our strategy is to hedge our base load generation long term.
Contracted Energy*
2011 2012 2013
Oct - Dec
Volume TWh 8 36 36
Base Load % Hedged 100% 80-85% 40-45%
(Nuclear and Base Load Coal)
Price $/MWh $68** $63 $61
Volume TWh 5 22 22
Intermediate Coal, Combined % Hedged 46%
Cycle, Peaking
Price $/MWh $68** $63 $61
Volume TWh 13 58 58
Total % Hedged 80% 50-55% 25-30%
Price $/MWh $68** $63 $61
*Hedge percentages and prices as of September 30, 2011 for the October 2011 and forward time frame.  **Average price for full-year 2011.
Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.

… with sites in the eastern part of PJM.
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in EMAAC, Power’s assets in congested locations received higher pricing.
• Locational value of Power’s
fleet recognized.
• Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2012.
• On schedule to complete
178 MW of previously
cleared peaking capacity
by June 2012.
• Latest auction influenced
by updated demand
forecast and transfer
capabilities.
$/MW-day
PJM Zones
2009 / 2010 2010 / 2011 2011 / 2012 2012 / 2013 2013 / 2014 2014 / 2015
Eastern MAAC
$191.32 $174.29 $110.00 $139.73 $245.00 $136.50
MAAC
$191.32 $174.29 $110.00 $133.37 $226.15 $136.50
PSEG
$245.00
PSEG North Zone
$185.00 $245.00 $225.00
Rest of Pool
$102.04 $174.29 $110.00 $16.46 $27.73 $125.99
Reliability Pricing Model – locational value of
Power’s generating fleet recognized…
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14 14/15

PSE&G – Review and Outlook

PSE&G is the largest utility in New Jersey
providing electric, gas and transmission
services…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Energy Efficiency Annualized Savings (75% Electric/25% Gas Equivalent)
Electric Gas
Customers
Growth (2005 – 2010)
2.2 Million
4.0%
1.8 Million
4.0%
Electric Sales and Gas Sold and Transported 43,645 GWh 3,465 M Therms
Historical Annual Load Growth Distribution (2006 - 2010) (0.5%)* (1.0%)*
Historical Annual Peak Load Growth Transmission (2006 – 2010) (0.1%)
Projected Annual Load Growth (2011 – 2013) 1.3%** 0.8%**
Projected Annual Load Growth Transmission (2011 – 2013) 1.4%
Sales Mix
Residential 33% 61%
Commercial 57% 36%
Industrial 10% 3%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2010
Total Program
Plan
Solar Loan 19 MW 81 MW
Solar 4 All 28 MW 80 MW
Energy Efficiency Initiative (lifetime equivalent)*** 389 GWh 604 GWh

New Jersey’s energy future requires continued
investment…
… while adapting to changes in resources.
Transmission Capacity Growth
Transmission Capacity Reductions
Susquehanna-Roseland ~1,500 MW
North East Grid ~200 MW
Bergen O66 - Bergen to ConEd's West 49th Street
~(670 MW*)
Lakewood V3-026 - Lakewood to New York ~550 MW
Werner X1-078 - Werner to New York ~525MW
Other Impacts to NJ
Long-term Capacity Agreement Pilot Program (LCAPP)
~2,000 MW
Exelon has entered into an agreement with the state of New
Jersey to close Oyster Creek in 2019 ~(700 MW)
2010-2020 Demand growth of ~1% based on 2011 PJM
Load Forecast report ~1,125 MW
*   Project has firm contract for 320MW
Net impact to New Jersey is ~130MW by 2020
Susquehanna-Roseland
Bergen O66
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2011 Load Forecast Report
Arrows are general indicators and not intended to represent actual route
Oyster
Creek

Transmission investment recovery is supported by
formula rate treatment…
($ Millions)
Phase In-Service
Spending
Up To
Susquehanna-Roseland*
Engineering / Licensing
2014 East
2015 West
$750
North East Grid
Preliminary Design 2015 $895
Burlington – Camden 230kV
Conversion**
Engineering / Licensing 2014 $381
North Central Reliability**
Engineering / Licensing 2014 $336
Mickleton – Gloucester –
Camden**
Preliminary Design 2015 $435
… and CWIP in rate base for certain projects.
*CWIP in Rate Base and 1.25% ROE incentive treatment approved.  ** CWIP in rate base approved.
Transmission Projects
Future Projects
Future Transmission project spending will be influenced by PJM evaluation, potentially adding additional projects over 2011 – 2015 and revising required in-service dates.
Hopatcong Hopatcong
W Orange W Orange
Burlington Burlington
Gloucester
Hopatcong Hopatcong
W Orange W Orange
Camden
Mickleton
Hopatcong Hopatcong
W Orange W Orange
Burlington Burlington
Gloucester
Hopatcong Hopatcong
W Orange W Orange
Camden
Mickleton
Bergen
Hudson
Bayonne
Sewaren Middlesex
Bridgewater
Roseland

PSE&G’s capital program calls for
investing $5.2 billion…
…through investment in transmission and distribution.
*E: Estimate.
2011-2013E Utility Capital Spending
$5.2 Billion*
Renewables/EMP
$0.7 B
Gas Utility
$0.6 B
11%
Electric Distribution
$1.0 B
20%
Transmission
$2.9 B
56%
13%

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2010 2011 2012 2013
Susquehanna-Roseland *
RTEP 230 kV Conversions
Other RTEP
69kV Transmission
Other Transmission
FERC’s Transmission formula rate order grants
PSE&G an 11.68% ROE and a fully-forecasted
cost of service
Transmission represents approximately 56% of planned investment over the
2011-2013 plan and is expected to comprise ~33% of PSE&G rate base by 2013
Supportive regulatory treatment with contemporaneous recovery is key to align earnings growth with investment
Execution of the Transmission plan is critical to achieving PSE&G’s future growth.
Transmission Investment by Major Category**
* Susquehanna-Roseland approved for 12.93% ROE.  ** 2010 is actual data, 2011-2013 is projected data.

Our 2011 – 2013 capital plan calls for investing
$5.2 billion…
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2010 2011E 2012E 2013E
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for ~$3.1 billion.
PSE&G Capital Expenditures
E:  Estimated.

PSE&G’s investment program provides
opportunity for ~11%* annualized growth
in rate base
PSE&G Projected Rate Base**
*Starting from 2010 Rate Base of $7.8 billion. **2010 is actual data; 2011-2013 is projected data.
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2010 2011 2012 2013
Gas Distribution Electric Distribution Electric Transmission Energy Master Plan

Investment program supporting NJ’s energy
and economic goals has led to 45 MW of solar…
…
with 30 MW in development.
($ Millions)
Approval
Date
Total
Amount
Spending
Thru
9/2011
Remaining
Spending
Thru 2013
Solar Loan I & II
April 2008/
November 2009
$248 $104 $140
Carbon Abatement December 2008 46 36 10
NJ Capital Infrastructure Stimulus I April 2009 694 702 -
Solar 4 All * July 2009 465 298 155
Energy Efficiency Economic Stimulus July 2009 166 123 43
Demand Response July 2009 65 13 32
Energy Efficiency Economic Stimulus
Extension
July 2011 95 - 91
NJ Capital Infrastructure Stimulus II July 2011 273 10 263
Total $2,052 $1,286 $734
* Filing amount based on installation of 80MW, total forecasted spend is lower due to a lower cost per watt to install.

PSEG Energy Holdings - Review & Outlook

Energy Holdings is pursuing renewable
energy alternatives with emphasis on solar
•
Solar is a good strategic fit for PSEG
– Predictable and attractive returns through long-term Power Purchase
Agreements with creditworthy counterparties
– Improves geographic, technology, regulatory and market risk profile
– Strong relationships established across the value chain
– Favorable tax attributes, long-term earnings, short construction cycles and proven technology
•
Solar In-Service
– Installed 29 MW at three locations; ~$117 million investment to date
– Projects completed ahead of schedule and under budget; operating performance better than plan

PSEG Energy Holdings has made significant
reductions in size and risks
International Energy: Global has disposed of all but one
international asset
Domestic Generation: Only 176 MW of Global’s legacy domestic generation assets remain
LILO/SILO: Resources terminated all 18 LILO/SILO leases
Traditional Leases: Resources continues to carefully manage the remaining traditional leases and other investments
$264 million gross investment in a lease receivable from Dynegy resulting in an after-tax charge of $170 million, or $0.34 per share
Energy Holdings fully reserved its
Leveraged Lease Reserve:

PSEG – Financial Review and Outlook

25%
30%
35%
40%
45%
50%
2008 2009 2010 2011-2013E
Average
PSEG Power
Funds from Operations / Total Debt
Power’s credit metrics remain strong ...
Power’s free cash
flow produces strong
credit measures and
provides sufficient
cushion for potential
gas price volatility
Free Cash Flow
(1)
~750 ~950 ~750 Average: ~725
Dividends to Parent 500 850 550 Average: ~475
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for investing.  E:  Estimate.
… providing opportunities for growth investments.

PSEG’s internally generated cash flow
between 2011 – 2013 …
… supports capital investment and the shareholder dividend without the need for equity issuance.
* Cash from Operations adjusts for securitization principal repayments ~$0.7B.  E:  Estimate.
** 2011-2012 includes bonus depreciation of ~$0.9B offset by ~$0.1B in 2013.
Sources Uses
Power
Cash
from Ops
Debt
Issued
PSE&G
Investment
Debt
Redeemed
Shareholder
Dividend
PSEG Consolidated
2011 – 2013E Sources and Uses
PSE&G
Cash from
Ops*
Power
Investment
Asset Sale
Proceeds
Includes:
Bonus Depreciation = ~$0.8B**
Pension Contribution = ~($0.5B)
Other Net
Cash Flow

PSEG Advantage – Value Proposition:
Compelling Risk-Adjusted Total Return
Investment
Opportunity
Value
Drivers
Disciplined
Capital
Allocation
•Clean and reliable nuclear, coal, and natural gas-fired generation fleet
•Large, reliable electric and gas distribution operations
•Heat rates and spark spreads are expected to improve further
•Environmental compliance costs
•Potential retirements of 11 to 25 GW of existing generation in PJM
•Market prices must rise to incent new generation investment
•PSEG positioned to benefit from higher utilization and market heat rates as capacity factors improve
•Investments at PSE&G to yield ~11% CAGR in rate base
•Pursuing growth investments with reasonable, risk-adjusted returns
•Monetizing non-core assets through asset sales
•Strong balance sheet provides flexibility and liquidity to finance growth opportunities in our shareholders’ best interest – without dilution
•104-year history of paying an annual common stock dividend
•Returning capital to shareholders over time

PSEG received a perfect score of 100 on the Corporate Equality Index and
Best Places to Work 2010 Survey conducted by the Human Rights Campaign.
The Edison Award. Presented annually by EEI
and recognizes U.S. and international electric
utilities for their innovation and role in advancing
the industry.
Our focus on customers, community and
employees…
PSE&G named America’s Most Reliable
Utility 4 of past 6 years
Mid-Atlantic Region winner for the 9  straight year
Carbon Performance Leadership Index (CPLI)
2010. Named Maplecroft Climate Innovation Index (CII) utility sector Leader.
Second year in World Index, fourth year in the North
American Index. PSEG is one of only two U.S. electric companies in the World Index.
…
has been widely recognized.
th

Appendix

0%
10%
20%
30%
40%
2011/2012 2012/2013 2013/2014 2014/2015 2015/2016
…but over the longer term, many influences will dictate sources of market sufficiency.
Unforecasted influences that could increase capacity:
=>Government interventions – for example, LCAPP
=>Load/demand rate of change
=>Demand response / Economic recovery
Unforecasted influences that could decrease capacity:
=>Government regulations – for example, environmental retirements
=>Load/demand rate of change
=>Demand response / Economic recovery
PJM Forecasted Capacity Reserves
(1)
PJM
•
Reserve margins to tighten, due to:
– Load growth
– Announced unit retirements
(2)
– Anticipated environmental retirements
• PJM estimates that 11 to 25 GW of coal is at risk
(3)
• Likely 3+ GW of oil / gas retirements due to HEDD and MACT
EMAAC
•
Most of Power’s assets located in EMAAC
•
Anticipated retirements, driven primarily by HEDD and HAPs-
MACT rules, beyond the coal retirements already announced
•
Transmission projects expected to increase net imports into
EMAAC, partially offsetting retirements
•
Local legislation (NJ LCAPP) could initially increase reserve margins, but would discourage long-term merchant
investment
(1) Reserve margin forecast from PJM as of March 2011. One percent of reserve margin equals ~1.3 GW of supply.
(2) PJM’s reserve projections assume only 3.2 GW of retirements.
(3) Source: PJM report as of August 2011.
PJM has adequate reserves to meet near-term
demand…

Power’s coal hedging reflects 2011 supply
matched with 2011 sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro
High $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP
Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
CAPP/NAPP
Low $40’s
More limited
segment of
coal market
Keystone NAPP
High $20’s
Prices
moderating
Conemaugh NAAP
High $20’s
to Low
$30’s
Prices
moderating
% Hedged
(left scale)
$/MWh
(right
scale)
* Commodity plus transportation.

55 $0 $5 $10 2011 2012 2013 Anticipated Nuclear Fuel Cost … with increased costs over that time horizon. Hedged Power has fully hedged its nuclear fuel needs through 2013…

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling 2012
Operated by PSEG Nuclear
Ownership: PSEG – 57%
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,337MW
Owned Capacity: 1,342MW
License Expiration: 2036 and 2040
License renewal approved June
2011
Next Refueling
Unit 1 – Fall 2011 (underway)
Unit 2 – Fall 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Fall 2011 (completed)
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
… is a critical element of Power’s success.
Our five unit nuclear fleet…

0%
25%
50%
75%
100%
2011 2012 2013
$0
$50
$100
$150
$200
$250
0%
25%
50%
75%
100%
2011 2012 2013
$0
$10
$20
$30
$40
$50
$60
$70
$80
… while remaining open to long-term market forces.
Estimated EPS impact of $5/MWh
PJM West around the clock price
change* (~$1/mmbtu gas change)
Contracted Capacity
Price
(right
scale)
* As of October 2011, assuming normal market commodity correlation and demand.
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
*
$0.02 - $0.06 $0.14 - $0.28 $0.20 - $0.40
Power’s hedging program provides near-term stability
from market volatility…

Gas competed favorably with coal in 2010, with
operational flexibility favoring gas…
… and Power’s diverse fleet is positioned to compete under various market conditions.
PJM Fleet Flexibility
Base Coal
Base Coal
Base Coal
CC/Coal
CC/Coal
CC
PK
PK
PK
Int Coal
Int Coal
Int Coal
CC
CC
-
5,000
10,000
15,000
20,000
25,000
2008 2009 2010
Note: Forward prices as of February 2011.

PSEG 2011 Operating Earnings Guidance
- by Subsidiary
$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share $ 2.50 – $ 2.75 $ 3.12
* See Page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
9/30/11
Invested
($millions)
S&P
Credit
Rating*
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,162 equity MW)
331 B
Dynegy Holdings** Danskammer & Roseton Generating Station (NY)
370 MW coal fired and 1,200 MW oil/gas fired
0 NA
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
219 B-
Merrill Creek –
(PECO, MetEd,
Delmarva P& L)
Reservoir in NJ 129 BBB, BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 100 A+
US West/Qwest*** Qwest headquarters located in Denver, CO 119 NR
Renaissance Ctr. GM headquarters located in Detroit, MI 41 BB+
Wal-Mart Portfolio of 17 Wal-Mart stores 29 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leases $991
*Indicative recent rating reflecting either Lessee, additional equity collateral support or parent company unsecured debt rating.
** In Q3 2011, Energy Holdings fully reserved its $264 million gross investment in a lease receivable from Dynegy resulting in an after-tax charge of $170 million, or $0.34 per share.
*** Qwest was acquired by Century Link.  NR – Not Rated, NA – Not Applicable.

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
December 31, 2009 December 31, 2010 September 30, 2011
PSE&G Short-Term Debt - $                             - $                             - $
PSEG Money Pool Short-Term Debt 530 64 -
Total Short-term Debt 530 64 -
Long-Term Debt
(1)
:
Power 3,121 3,455 3,350
PSE&G 3,571 4,283 4,535
Holdings 127 - -
Parent / Services (38) 10 40
Total Long-Term Debt 6,781 7,748 7,925
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 10,159
TOTAL CAPITALIZATION 16,179 $                        17,445 $                        18,084 $
December 31, 2009 December 31, 2010 September 30, 2011
Debt 7,311 $                          7,812 $                          7,925 $
Preferred Stock 80 - -
Total Common Stockholders' Equity 8,788 9,633 10,159
Debt Plus Equity 16,179 $                        17,445 $                        18,084 $
Debt Ratio 45.2% 44.8% 43.8%

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 7 $             10 $         49 $           30 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 8               16            16              28
Lease Transaction Reserves (Energy Holdings) (170)           -              (170)           -
Market Transition Charge Refund (PSE&G) -                -              -                (72)
Total Pro-forma adjustments (155) $        26 $         (105) $        (14) $
Fully Diluted Average Shares Outstanding (in Millions)
507            507          507            507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $        0.02 $      0.10 $        0.06 $
Gain (Loss) on MTM (PSEG Power) 0.02           0.03         0.03           0.05
Lease Transaction Reserves (Energy Holdings) (0.34)          -           (0.34)          -
Market Transition Charge Refund (PSE&G) -             -           -             (0.14)
Total Pro-forma adjustments (0.31) $       0.05 $      (0.21) $       (0.03) $
September 30, September 30,
For the Three Months Ended For the Nine Months Ended
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 46 $           9 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (1) (11)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 29
Market Transition Charge Refund (PSE&G) (72) -
Total Pro-forma adjustments (27) $          27 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.09 $        0.02 $
Gain (Loss) on MTM (PSEG Power) - (0.02)
Net Reversal of Lease Transaction Reserves (Energy Holdings) - 0.05
Market Transition Charge Refund (PSE&G) (0.14) -
Total Pro-forma adjustments (0.05) $       0.05 $
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.